Exhibit 10.22

SUBORDINATION AGREEMENT

January 19, 2023

FF Opportunities 3 LLC

17 State Street #2100

New York, NY 10004

FF Opportunities 2 LLC

17 State Street #2100

New York, NY 10004

Ladies and Gentlemen:

The undersigned lenders and/or warrant holders (each a “Creditor”, and collectively referred to as “Creditors”) are creditors of FireFly Automatix, Inc., a Delaware corporation (the “Company” or the “Borrower”)) and/or all direct and indirect subsidiaries (each, a “Borrower” and collectively referred to herein as “Borrowers”) and desire that FF Opportunities 4 LLC (the “Senior Lender”) extend and continue to extend such financial accommodations to the Borrowers as Borrowers may request and as the Senior Lender may deem proper, and continue to extend such financial accommodations to the Borrowers. Defined terms not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement dated January 19, 2023 between the Company and the Senior Lender (the “Purchase Agreement”). For the purpose of inducing Senior Lender to extend credit to the Borrowers and, at any time or from time to time, at Senior Lender’s option, to make such further loans, extensions of credit, or other accommodations to or for the account of the Borrowers, or to purchase or extend credit upon any instrument or writing in respect of which the Borrowers may be liable in any capacity, or to grant such renewals or extension of any such loan, extension of credit, purchase, or other accommodation as the Senior Lender may deem advisable, each Creditor agrees as follows:

1. Any and all claims of Creditors against any Borrower, now or hereafter existing, are, and shall be at all times, subject and subordinate to any and all claims, now or hereafter existing which the Senior Lender may have against any Borrower (including any claim by the Senior Lenders for interest accruing after any assignment for the benefit of creditors by any Borrower or the institution by or against any Borrower of any proceedings under domestic or foreign bankruptcy code (or similar insolvency code), or any claim by the Senior Lender for any such interest which would have accrued in the absence of such assignment or the institution of such proceedings).

2. Each Creditor agrees not to commence or threaten to commence any action or proceeding, sue upon, or to collect, or to receive payment of the principal or interest or otherwise of any claim or claims now or hereafter existing which such Creditor may hold against any Borrower, and not to sell, assign, transfer, pledge, hypothecate, or encumber such claim or claims except subject expressly to this Agreement, and not to enforce or apply any security now or hereafter existing therefor, nor to file or join in any petition to commence any proceeding under any domestic or foreign bankruptcy code (or similar insolvency code), nor to take any lien or security on any of Borrower’s property, real or personal, until all claims of the Senior Lender against the Borrowers have been indefeasibly satisfied in full.

3. In case of any assignment for the benefit of creditors by any Borrower or in case any proceedings under any domestic or foreign bankruptcy code (or similar insolvency code) are instituted by or against any Borrower, or in case of the appointment of any receiver for any Borrower’s business or assets, or in case of any dissolution or winding up of the affairs of any Borrower: (a) Each Borrower and any assignee, trustee in Bankruptcy, receiver, debtor in possession or other person or persons in charge are hereby directed to pay to Senior Lenders the full amount of Senior Lender claims against any Borrower (including interest to the date of payment) before making any payment of principal or interest to Creditors, and insofar as may be necessary for that purpose, each Creditor hereby assigns and transfers to the Senior Lender all security or the proceeds thereof, and all rights to any payments, dividends or other distributions, and (b) each Creditor hereby irrevocably constitutes and appoints the Senior Lender its true and lawful attorney to act in its name and stead: (i) to file the appropriate claim or claims on behalf of such Creditor if such Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if the Senior Lender elects at its sole discretion to file such claim or claims and (ii) to accept or reject any plan of reorganization or arrangement on behalf of Creditors, and to otherwise vote Creditors’ claim in respect of any indebtedness now or hereafter owing from any Borrower to Creditors in any manner the Senior Lender deem appropriate for its own benefit and protection.

4. The Senior Lender is hereby authorized by Creditors to: (a) renew, compromise, extend, accelerate or otherwise change the time of payment, or any other terms, of any existing or future claim of the Senior Lender against any Borrower, (b) increase or decrease the rate of interest payable thereon or any part thereof, (c) exchange, enforce, waive or release any security therefor, (d) apply such security and direct the order or manner of sale thereof in such manner as the Senior Lender may at its discretion determine, (e) release any Borrower or any guarantor of any indebtedness of a Borrower from liability, and (f) make optional future advances to any Borrower, all without notice to Creditors and without affecting the subordination provided by this Agreement.

5. On request of the Senior Lender, a Creditor shall deliver to the Agent (as defined in the Security Agreement) the original of any preferred stock, promissory note or other evidence of any existing or future indebtedness of any Borrower to such Creditor, and mark same with a conspicuous legend which reads substantially as follows:

“THIS PROMISSORY NOTE IS SUBORDINATED TO ANY PRESENT OR FUTURE INDEBTEDNESS OWING FROM THE MAKER TO FF OPPORTUNITIES 4 LLC AND ITS ASSIGNS, AND MAY BE ENFORCED ONLY IN ACCORDANCE WITH THAT CERTAIN SUBORDINATION AGREEMENT DATED JANUARY 19, 2023 WITH FF OPPORTUNITIES 4 LLC”

6. In the event that any payment or any cash or noncash distribution is made to any Creditor in violation of the terms of this Agreement, such Creditor shall receive same in trust for the benefit of the Senior Lender, and shall forthwith remit it to the Agent (as defined in that certain Security Agreement, dated as of January 19, 2023, by and between the Company and the Senior Lender) in the form in which it was received, together with such endorsements or documents as may be necessary to effectively negotiate or transfer same to the Senior Lenders.

7. Until all such claims of Senior Lender against the Borrowers, now or hereafter existing, shall be paid in full, no gift or loan shall be made by any Borrower to any Creditor.

8. For violation of this Agreement, each Creditor shall be liable for all loss and damage sustained by reason of such breach, and upon any such violation the Senior Lender may, at its option, accelerate the maturity of any of its existing or future claims against any Borrower.

9. This Agreement shall be binding upon the heirs, successors and assigns of Creditors, the Borrowers and the Senior Lender. This Agreement and any existing or future claim of the Senior Lender against a Borrower may be assigned by the Senior Lender, in whole or in part, without notice to Creditors or such Borrower.

10. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

11. All questions concerning the construction, validity, enforcement and interpretation of this agreement shall be determined in accordance with the provisions of the Purchase Agreement.

12. This agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.

13. This agreement constitutes the entire agreement among the parties with respect to the matters covered hereby and thereby and supersede all previous written, oral or implied understandings among them with respect to such matters.

14. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.

15. Each of the parties hereto acknowledges that this agreement has been prepared jointly by the parties hereto, and shall not be strictly construed against either party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FF Opportunities 2 LLC

By:	/s/ Antonio Ruiz-Gimenez
Name:	Antonio Ruiz-Gimenez
Title:	Managing Partner

Address for Notice:	ATW Partners
c/o Antonio Ruiz-Gimenez
17 State Street, 2130
New York, NY 10004

FF Opportunities 3 LLC

By:	/s/ Antonio Ruiz-Gimenez
Name:	Antonio Ruiz-Gimenez
Title:	Managing Partner

Address for Notice:	ATW Partners
c/o Antonio Ruiz-Gimenez
17 State Street, 2130
New York, NY 10004

[Signature Page to Subordination Agreement]

Acceptance of Subordination Agreement by Borrower

The undersigned being the Borrower named in the foregoing Subordination Agreement, hereby accepts and consents thereto and agrees to be bound by all the provisions thereof and to recognize all priorities and other rights granted thereby to FF Opportunities 4 LLC, its respective successors and assigns, and to perform in accordance therewith.

Dated: January 19, 2023

FIREFLY AUTOMATIX, INC.

By:	/s/ Andrew W. Limpert
Name:	Andrew W. Limpert
Title:	Chief Executive Officer

[Signature Page to Subordination Agreement]